                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                          By: /s/Paul A. Allaire
                                                              Paul A. Allaire
                                                              Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                       By: /s/Carla A. Hills
                                                           Carla A. Hills
                                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                              By: /s/Drew Lewis
                                                                  Drew Lewis
                                                                  Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                  By: /s/Richard A. McGinn
                                                      Richard A. McGinn
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                       By: /s/Paul H. O'Neill
                                                           Paul H. O'Neill
                                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                       By: /s/ Donald S. Perkins
                                                           Donald S. Perkins
                                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                       By: /s/ Henry B. Schacht
                                                           Henry B. Schacht
                                                           Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                  By: /s/ Franklin A. Thomas
                                                      Franklin A. Thomas
                                                      Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21st day of April, 1999.



                                                  By: /s/ John A. Young
                                                      John A. Young
                                                      Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of April, 1999.



                                                  By: /s/ Donald K. Peterson
                                                      Donald K. Peterson
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate Form) with respect to the issuance of common shares, par value $.01 per share, of the Company, (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Mosaix, Inc., including the issuance of up to 200,000 common shares and Preferred Share Purchase Rights under the Mosaix, Inc. Profit Sharing and Salary Deferral Plan and Trust; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 500,000 common shares, par value $.01 per share (including an equal number of Preferred Share Purchase Rights), to be offered under the Ascend Communications 401(k) Savings Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Donald
K. Peterson and James S. Lusk and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of April, 1999.



                                                  By: /s/ James S. Lusk
                                                      James S. Lusk
                                                      Vice President and
                                                      Controller